SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2005

ITRONICS INC.

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                                   Texas                                            33-18582                              75-2198369

                  (State or other jurisdiction                          (Commission File                       (IRS Employer

                         of incorporation)                                        Number)                           Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada          89509

                       (Address of Principal Executive Offices)                            Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 2.02: Results of Operations and Financial Condition

On January 11, 2005 the Company announced that 2004 GOLD’n GRO fertilizer sales increased 84% over the prior year and 22% over the prior year fourth quarter. A copy of the press release is attached as Exhibit 99.

Exhibits:

Exhibit 99     Press release dated January 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          ITRONICS INC.

                                                                                               (Registrant)

Date: January 14, 2005                                                                By: /S/ John W. Whitney

                                                                                                        John W. Whitney

                                                                                                        President, Treasurer and Director

                                                                                                        (Principal Executive and Financial

                                                                                                        Officer)